August 12, 2025

BNY Mellon ETF Trust

BNY Mellon Innovators ETF

Supplement to the Summary Prospectus, Prospectus
and Statement of Additional Information

The Board of Trustees of BNY Mellon ETF Trust (the "Trust") has approved the closing and liquidation of BNY Mellon Innovators ETF (the "Fund"), a series of the Trust.

The Fund will create and redeem creation units through the close of business on September 12, 2025, which will also be the last day of trading of the Fund's shares on The NASDAQ Stock Market LLC, the Fund's principal U.S. listing exchange. The Fund intends to complete the liquidation of its assets, cease operations, and distribute proceeds to shareholders of record on or about September 19, 2025 (the "Liquidation Date"). Shareholders of record of the Fund on the Liquidation Date will receive cash equal to the net asset value of their shares as of such date (the "Liquidating Distribution").

Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio. During this time, all or a portion of the Fund's portfolio may not be invested in a manner consistent with its stated investment strategy, which may prevent the Fund from achieving its investment objective. Fund shareholders may sell their Fund holdings on The NASDAQ Stock Market LLC through September 12, 2025, after which the Fund's shares will no longer trade on The NASDAQ Stock Market LLC. Customary brokerage charges may apply to such transactions. From September 12, 2025 through the Liquidation Date, shareholders will be unable to sell their shares on The NASDAQ Stock Market LLC.

While shareholders remaining in the Fund on the Liquidation Date will not incur transaction fees, shareholders generally will recognize a capital gain or loss in connection with the Liquidating Distribution. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. The Liquidation Date and payment of the Liquidating Distribution may occur prior to the date listed above.

4867STK0825